UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 12, 2011

Minden Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	000-54234	90-0610674
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 MBL Bank Drive, Minden, Louisiana	71055
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 371-4156

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) – (d)  Not applicable.

(e)           On July 12, 2011, at the annual meeting of shareholders (the “Annual Meeting”) of Minden Bancorp, Inc. (the “Company”), the shareholders of the Company approved the Company’s 2011 Stock Option Plan (the “Option Plan”).  Pursuant to the terms of the Option Plan, options to acquire up to 123,836 shares of common stock of the Company may be granted to employees and non-employee directors (as such term is defined in the Option Plan) of the Company and its wholly owned subsidiary, MBL Bank.

In addition, at the Annual Meeting, shareholders of the Company also approved the Company’s 2011 Recognition and Retention Plan and Trust Agreement (the “RRP”).  Pursuant to the terms of the RRP, awards of up to 49,534 shares of restricted common stock of the Company may be granted to employees and non-employee directors (as such term is defined in the RRP) of the Company and MBL Bank.

For additional information, reference is made to the Stock Option Plan and the RRP, which are incorporated by reference herein as Exhibits 10.1 and 10.2, respectively, and the press release dated July 14, 2011, which is included herein as Exhibit 99.1, and incorporated herein by reference.

(f)	Not applicable.

Item        5.07        Submission of Matters to a Vote of Security Holders

(a)           The Annual Meeting of the Company was held on July 12, 2011.

(b)           There were 2,382,137 shares of common stock of the Company eligible to be voted at the Annual Meeting and 1,995,877 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the votes for each proposal were as follows:

1.             Election of directors for a three year term.

	FOR	WITHHELD	BROKER NON-VOTES
A. David Evans	1,631,627	30	364,220
R.E. Woodard, III	1,631,657	--	364,220

2.           To adopt the Company’s 2011 Stock Option Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,588,093	29,772	13,792	364,220

3.           To adopt the Company’s 2011 Recognition and Retention Plan and Trust Agreement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,534,145	83,720	13,792	364,220

4.	To ratify the appointment of Heard McElroy & Vestal, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

FOR	AGAINST	ABSTAIN
1,995,827	--	50

Each of the nominees was elected as director and the proposals to adopt the 2011 Stock Option Plan and 2011 Recognition and Retention Plan and Trust Agreement and to ratify the appointment of the Company’s independent registered public accounting firm were adopted by the shareholders of the Company at the Annual Meeting.

(c)           Not applicable

Item 7.01                Regulation FD Disclosure

On July 14, 2011, the Company issued a press release announcing the results of the Annual Meeting held on July 12, 2011, and the commencement of stock purchases to fund the Company's 2011 Recognition and Retention Plan.

For additional information, reference is made to the Company's press release dated July 14, 2011, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be “filed” for any purpose except as otherwise provided herein.]

Item 9.01               Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
10.1	Minden Bancorp, Inc. 2011 Stock Option Plan1/
10.2	Minden Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement1/
99.1	Press release, dated July 14, 2011

1/	Incorporated by reference to the definitive proxy statement filed by the Company with the SEC on May 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINDEN BANCORP, INC.

Date: July 14, 2011	By:	/s/ Jack E. Byrd, Jr.
Jack E. Byrd, Jr.
Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Minden Bancorp, Inc. 2011 Stock Option Plan
10.2	Minden Bancorp, Inc. 2011 Recognition and Retention Plan and Trust Agreement
99.1	Press release, dated July 14, 2011